Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Ordinary shares, nominal value $0.00001 per share of NIQ Global Intelligence plc, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of November 7, 2025.

ACCELERATIO TOPCO S.C.A.
By: Acceleratio GP S.á r.l., its general partner

Signature:	/s/ Franziska Kayser
Name/Title:	Franziska Kayser, Manager
Date:	11/07/2025

ACCELERATIO GP S.Á R.L.

Signature:	/s/ Franziska Kayser
Name/Title:	Franziska Kayser, Manager
Date:	11/07/2025

KKR ACCELERATIO AGGREGATOR L.P.
By: KKR Acceleratio Aggregator GP Limited, its general partner

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

KKR ACCELERATIO AGGREGATOR GP LIMITED

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

KKR EUROPEAN FUND IV L.P.
By: KKR Associates Europe IV L.P., its general partner
By: KKR Europe IV Limited, its general partner

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

KKR ASSOCIATES EUROPE IV L.P.
By: KKR Europe IV Limited, its general partner

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

KKR EUROPE IV LIMITED

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

KKR GROUP PARTNERSHIP L.P.
By: KKR Group Holdings Corp., its general partner

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Secretary
Date:	11/07/2025

KKR GROUP HOLDINGS CORP.

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Secretary
Date:	11/07/2025

KKR GROUP CO. INC.

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Secretary
Date:	11/07/2025

KKR & CO. INC.

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Secretary
Date:	11/07/2025

KKR MANAGEMENT LLP

Signature:	/s/ Christopher Lee
Name/title:	Christopher Lee, Assistant Secretary
Date:	11/07/2025

HENRY R. KRAVIS

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Attorney-in-fact
Date:	11/07/2025

GEORGE R. ROBERTS

Signature:	/s/ Christopher Lee
Name/Title:	Christopher Lee, Attorney-in-fact
Date:	11/07/2025